UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 28, 2004 (October 23, 2004)

GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida (State of incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of principal executive offices / Zip Code)

(941) 741-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                   ☐         Written communications pursuant to Rule 425 under the Securities Act.

                                   ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

                                   ☐         Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

                                   ☐         Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01.      Entry Into a Material Definitive Agreement

        On October 23, 2004, Gevity HR, Inc. (“Gevity”) became obligated to pay to Robert Minkhorst a lump sum of $375,000 in recognition of Mr. Minkhorst’s service to Gevity following his resignation as Senior Vice President, Marketing and Sales. Pursuant to an agreement (the “Agreement”) between Gevity and Mr. Minkhorst, Gevity became obligated to make such payment to Mr. Minkhorst on October 23, 2004, the eighth day after Gevity and Mr. Minkhorst entered into a mutual release in customary form. A copy of the Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits

    (c)        Exhibits.

Exhibit Number 99.1	Description Agreement, dated October 13, 2004, between Gevity HR, Inc. and Robert Minkhorst.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Dated: October 28, 2004	By: /s/ Gregory M. Nichols
Gregory M. Nichols Senior Vice President

EXHIBIT INDEX

Exhibit Number 99.1	Description Agreement, dated October 13, 2004, between Gevity HR, Inc. and Robert Minkhorst.